EXHIBIT 5

SCHEDULE 5

BLOCKLISTING SIX MONTHLY RETURN

To:             Listing Applications

UK Listing Authority

Financial Services Authority

25, The North Colonnade

Canary Wharf

London, E14 5HS

Please ensure the entries on this return are typed

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of scheme

RBSG Sharesave Scheme

3. Period of return:

From 1 April 2003	To 30 September 2003

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme

16,019,552

5. Number of shares issued / allotted under scheme during period:

2,677,168

6. Balance under scheme not yet issued / allotted at end of period

13,342,384

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;

20,000,000 Ordinary Shares of 25p each – Block Listing granted 24 May 2001

Please confirm total number of shares in issue at the end of the period in order for us to update our records

2,949,351,601.00

Contact for queries

Name	Jan Cargill

Address	The Royal Bank of Scotland plc 42 St Andrew Square Edinburgh EH2 2YE

Telephone	0131 523 4017

Person making the return

Name	Hew Campbell

Position	Head of Group Secretariat

Signature

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 5

BLOCKLISTING SIX MONTHLY RETURN

To:             Listing Applications

UK Listing Authority

Financial Services Authority

25, The North Colonnade

Canary Wharfa

London, E14 5HS

Please ensure the entries on this return are typed

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of scheme

RBSG Executive Share Option Scheme

3. Period of return:

From 1 April 2003	To 30 September 2003

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme

5,920,026

5. Number of shares issued / allotted under scheme during period:

232,695

6. Balance under scheme not yet issued / allotted at end of period

5,687,331

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;

5,000,000 Ordinary Shares of 25p each – Block Listing granted 13 January 1999

5,000,000 Ordinary Shares of 25p each – Block Listing granted 24 May 2001

Please confirm total number of shares in issue at the end of the period in order for us to update our records

2,949,351,601.00

Contact for queries

Name	Jan Cargill

Address	The Royal Bank of Scotland plc 42 St Andrew Square Edinburgh EH2 2YE

Telephone	0131 523 4017

Person making the return

Name	Hew Campbell

Position	Head of Group Secretariat

Signature

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 5

BLOCKLISTING SIX MONTHLY RETURN

To:             Listing Applications

UK Listing Authority

Financial Services Authority

25, The North Colonnade

Canary Wharf

London, E14 5HS

Please ensure the entries on this return are typed

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of scheme

NatWest Sharesave Scheme

3. Period of return:

From 1 April 2003	To 30 September 2003

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme

12,714,775

5. Number of shares issued / allotted under scheme during period:

251,888

6. Balance under scheme not yet issued / allotted at end of period

12,462,887

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;

23,000,000 Ordinary Shares of 25p each – Block Listing granted 24 May 2001

Please confirm total number of shares in issue at the end of the period in order for us to update our records

2,949,351,601.00

Contact for queries

Name	Jan Cargill

Address	The Royal Bank of Scotland plc 42 St Andrew Square Edinburgh EH2 2YE

Telephone	0131 523 4017

Person making the return

Name	Hew Campbell

Position	Head of Group Secretariat

Signature

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 5

BLOCKLISTING SIX MONTHLY RETURN

To:             Listing Applications

UK Listing Authority

Financial Services Authority

25, The North Colonnade

Canary Wharf

London, E14 5HS

Please ensure the entries on this return are typed

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of scheme

NatWest Executive Share Option Scheme

3. Period of return:

From 1 April 2003	To 30 September 2003

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme

2,695,987

5. Number of shares issued / allotted under scheme during period:

542,887

6. Balance under scheme not yet issued / allotted at end of period

2,153,100

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;

5,000,000 Ordinary Shares of 25p each – Block Listing granted 24 May 2001

Please confirm total number of shares in issue at the end of the period in order for us to update our records

2,949,351,601.00

Contact for queries

Name	Jan Cargill

Address	The Royal Bank of Scotland plc 42 St Andrew Square Edinburgh EH2 2YE

Telephone	0131 523 4017

Person making the return

Name	Hew Campbell

Position	Head of Group Secretariat

Signature

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 5

BLOCKLISTING SIX MONTHLY RETURN

To:             Listing Applications

UK Listing Authority

Financial Services Authority

25, The North Colonnade

Canary Wharf

London, E14 5HS

Please ensure the entries on this return are typed

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of scheme

Option 2000 Scheme

3. Period of return:

From 1 April 2003	To 30 September 2003

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme

13,994,000

5. Number of shares issued / allotted under scheme during period:

4,123,200

6. Balance under scheme not yet issued / allotted at end of period

9,870,800

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;

14,000,000 Ordinary Shares of 25p each – Block Listing granted 22 December 2000

Please confirm total number of shares in issue at the end of the period in order for us to update our records

2,949,351,601.00

Contact for queries

Name	Jan Cargill

Address	The Royal Bank of Scotland plc 42 St Andrew Square Edinburgh EH2 2YE

Telephone	0131 523 4017

Person making the return

Name	Hew Campbell

Position	Head of Group Secretariat

Signature

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 5

BLOCKLISTING SIX MONTHLY RETURN

To:             Listing Applications

UK Listing Authority

Financial Services Authority

25, The North Colonnade

Canary Wharf

London, E14 5HS

Please ensure the entries on this return are typed

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of scheme

Employee Share Ownership Plan

3. Period of return:

From 1 April 2003	To 30 September 2003

4. Number and class of shares(s) (amount of stock / debt security) not issued under scheme

12,094,360

5. Number of shares issued / allotted under scheme during period:

3,080

6. Balance under scheme not yet issued / allotted at end of period

12,091,280

7. Number and class of share(s) (amount of stock / debt securities) originally listed and the date of admission;

15,000,000 Ordinary Shares of 25p each – Block Listing granted 15 January 2003

Please confirm total number of shares in issue at the end of the period in order for us to update our records

2,949,351,601.00

Contact for queries

Name	Jan Cargill

Address	The Royal Bank of Scotland plc 42 St Andrew Square Edinburgh EH2 2YE

Telephone	0131 523 4017

Person making the return

Name	Hew Campbell

Position	Head of Group Secretariat

Signature

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

END